UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
October 10, 2012
Date of Report (Date of earliest event reported)

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1750 Elm Street, Manchester, NH 03104
(Address of principal executive offices)          (Zip Code)

(603) 935-9799
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Boston Therapeutics, Inc. (the “Company”) intends to utilize an updated presentation that may contain non-public information to conduct meetings with investors, stockholders, analysts and present at investor conferences, and that the Company intends to post on its website.  Corporate updated information is contained in the slide presentation attached as Exhibit 99.1 on Form 8-K filed on October 10, 2012.

The information contained in this report is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of the Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Corporate update presentation slides – October 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: October 10, 2012	By:	/s/ David Platt, Ph.D
David Platt
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Corporate update presentation slides dated October 10, 2012